UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/25/2014

SIGNET JEWELERS LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House

2 Church Street

Hamilton

HM11

Bermuda

(Address of principal executive offices, including zip code)

441 296 5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 25, 2014, Signet Jewelers Limited (“Signet”) issued a press release announcing its results for the third quarter ending on November 1, 2014 (“Q3 Fiscal 2015”). A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Signet will hold a conference call and webcast on November 25, 2014. A copy of the slide materials to be presented at the conference call and webcast are available at www.signetjewelers.com. Two of the slides from the conference call presentation are being furnished as Exhibit 99.2 and are incorporated herein by reference.

The information set forth in Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
EX-99.1	Press release of Signet Jewelers Limited, dated November 25, 2014
EX-99.2	Excerpt from Q3 Fiscal Year 2015 Earnings Release Presentation, dated November 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: November 25, 2014	By:	/s/ Michele Santana
Michele Santana
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release of Signet Jewelers Limited, dated November 25, 2014
EX-99.2	Excerpt from Q3 Fiscal Year 2015 Earnings Release Presentation, dated November 25, 2014